UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
September 9, 2009
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Federal Sports & Entertainment, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

Nevada
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(State or Other Jurisdiction of Incorporation)

333-140900 ----------------------------------------------------------	20-4856983 ----------------------------------------------------------
(Commission File Number)	(IRS Employer Identification No.)

c/o Gottbetter & Partners, LLP, 488 Madison Ave., 12th Fl., New York, NY              10022
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(Address of Principal Executive Offices)      (Zip Code)

(212) 400-6900
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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Board of Directors of the Registrant approved the engagement of Seale and Beers, CPAs (“Seale and Beers”), to serve as the Registrant’s independent registered public accountants for the fiscal year 2009, and engaged them on August 7, 2009.  On September 9, 2009, the Board of Directors of the Registrant dismissed Seale and Beers as the Registrant’s independent registered public accountants.  Seale and Beers has issued no reports on the financial statements of the Registrant for any period.

On September 10, 2009, the Board of Directors of the Registrant approved the engagement of GBH CPAs, PC (the “New Accountant”) to serve as the Registrant’s independent registered public accountants for fiscal year 2009.  The New Accountant was engaged on September 10, 2009.

During the period of Seale and Beers’ engagement and through the date of this Current Report on Form 8-K, there have been no disagreements with Seale and Beers (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale and Beers, would have caused them to make reference thereto in their report on financial statements for any period.

During the period of Seale and Beers’ engagement and through the date of this Current Report on Form 8-K, there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

During the period of Seale and Beers’ engagement and through the date of this Current Report on Form 8-K, neither the Registrant nor anyone on its behalf has consulted with the New Accountant regarding either:

•
The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that the New Accountant concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

•	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

The Registrant requested Seale and Beers to furnish it with a letter addressed to the SEC stating whether it agrees with the above statements.  The requested letter has been received from Seale and Beers and is filed with this Form 8-K, as Exhibit 16.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

d)    Exhibits

16.1	Letter from Seale & Beers, CPAs, dated September 10, 2009 to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Sports & Entertainment, Inc.

Date: September 11, 2009

By:	/s/ David Rector
Name: David Rector
Title: Chief Executive Officer